UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2013

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-34892	27-2377517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250

Lexington, Kentucky 40503

(Address of principal executive office) (Zip Code)

(859) 389-6500

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                        Entry into Material Definitive Agreement.

On September 10, 2013, Rhino Resource Partners LP (the “Partnership”) and Rhino GP LLC, the general partner of the Partnership (the “General Partner”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as the sole underwriter (the “Underwriter”). The Underwriting Agreement relates to an offering (the “Offering”) of 1,100,000 of common units representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $12.30 per Common Unit.  Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriter an option for a period of 30 days to purchase up to 165,000 additional Common Units, on the same terms. The Partnership expects the transaction to close on September 13, 2013.

The Underwriter is an affiliate of one of the lenders under the Partnership’s revolving credit facility and will receive a portion of the proceeds of the Offering.

The Common Units to be sold pursuant to the Underwriting Agreement are registered under the Securities Act of 1933 (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-177151), which was declared effective by the Securities and Exchange Commission on October 13, 2011.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and the General Partner and customary conditions to closing, indemnification obligations of the Partnership, the General Partner and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

ITEM 9.01                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

1.1	Underwriting Agreement dated September 10, 2013 among Rhino Resource Partners LP, Rhino GP LLC and Raymond James & Associates, Inc., as the sole underwriter.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the common units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

By:	Rhino GP LLC,
Its General Partner

By:	/s/ Whitney Kegley
Name:	Whitney Kegley
Title:	Vice President, Secretary and General Counsel

Dated: September 11, 2013

EXHIBIT INDEX

Exhibit No.	Document

1.1	Underwriting Agreement dated September 10, 2013 among Rhino Resource Partners LP, Rhino GP LLC and Raymond James & Associates, Inc., as the sole underwriter.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the common units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).